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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Advance America, Cash Advance Centers, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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135 North Church Street
Spartanburg, South Carolina 29306

April 12, 2005

Dear Stockholder:

        You are cordially invited to attend the annual meeting of stockholders of Advance America, Cash Advance Centers, Inc., which will be held at the Company's corporate headquarters at 135 North Church Street, Spartanburg, South Carolina 29306, on Thursday, May 19, 2005, at 9:00 a.m. Eastern time.

        Your Board of Directors and Management look forward to personally greeting those stockholders able to attend.

        At the meeting, in addition to electing seven directors, your Board of Directors is asking stockholders to ratify the appointment of PricewaterhouseCoopers LLP as your Company's independent auditors and to ratify the Company's 2004 Omnibus Stock Plan. These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote "FOR" each of the proposals.

        It is important that your shares are represented and voted at the meeting, whether or not you plan to attend. Accordingly, we ask that you mark, sign, date, and mail the enclosed Proxy in the envelope provided, at your earliest convenience.

Thank you.
Sincerely,

George D. Johnson, Jr. Chairman of the Board

135 North Church Street
Spartanburg, South Carolina 29306

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
MAY 19, 2005

        You are cordially invited to attend the annual meeting of the stockholders of Advance America, Cash Advance Centers, Inc., which will be held at the Company's corporate headquarters at 135 North Church Street, Spartanburg, South Carolina on Thursday, May 19, 2005, at 9:00 a.m. Eastern time, for the following purposes:

  1.
  To elect directors.

  2.
  To ratify the action of the Audit Committee of the Board of Directors in appointing PricewaterhouseCoopers LLP as your Company's independent auditors for 2005.

  3.
  To ratify the Company's 2004 Omnibus Stock Plan.

  4.
  To transact any other business that may be presented at the meeting.

        Only stockholders of record at the close of business on April 1, 2005, are entitled to vote at the meeting. A list of those stockholders will be available during normal business hours for a period of 10 days prior to the meeting. Any stockholder may examine the list, for any purpose relevant to the meeting, at our offices at 135 North Church Street, Spartanburg, South Carolina.

        A proxy statement and a proxy card solicited by our Board of Directors are enclosed with this notice. It is important that your shares be represented at that meeting regardless of the size of your holdings. Whether or not you expect to attend the meeting in person, we urge you to mark, date, and sign the enclosed proxy card and return it in the envelope provided for that purpose, which does not require postage if mailed in the United States. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

Sincerely,

Leigh Anna Hollis Secretary
Spartanburg, South Carolina
April 12, 2005

YOU ARE URGED TO MARK, DATE, AND SIGN THE ENCLOSED
PROXY AND RETURN IT PROMPTLY. THE PROXY IS
REVOCABLE AT ANY TIME PRIOR TO ITS USE.

ADVANCE AMERICA, CASH ADVANCE CENTERS, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

MAY 19, 2005

        We sent you this Proxy Statement because our Board of Directors is soliciting your proxy to vote your shares of Advance America, Cash Advance Centers, Inc. at our upcoming Annual Meeting of Stockholders and at any postponement or adjournment of that meeting. The meeting is to be held at our corporate headquarters at 135 North Church Street, Spartanburg, South Carolina at 9:00 a.m., Eastern time, on May 19, 2005. If your proxy is properly executed and returned in a timely manner, it will be voted at the meeting according to the directions you provide. If you return your proxy but do not provide any direction, your proxy will be voted in favor of electing as Directors the nominees named in this Proxy Statement, to ratify the selection of PricewaterhouseCoopers LLP as independent auditors for 2005, and to ratify the Company's 2004 Omnibus Stock Plan. Your shares will also be voted on any other matters presented for a vote in accordance with the judgment of the persons acting under the proxies. You have the power to revoke your proxy at any time before it is voted, either in person at the meeting, by written notice to the Secretary of Advance America, Cash Advance Centers, Inc., or by delivery of a later-dated proxy.

        Our principal executive offices are located at 135 North Church Street, Spartanburg, South Carolina 29306 (telephone 864/342-5600). This Proxy Statement is dated April 12, 2005, and we expect to mail proxy materials to you beginning on or about that date. In this Proxy Statement, the words "Advance America," "Company," "we," "our," "ours," and "us" refer to Advance America, Cash Advance Centers, Inc. and its subsidiaries.

        In anticipation of our initial public offering ("IPO"), our Board of Directors was reconstituted on July 21, 2004 and the following members were appointed to our Board of Directors, joining Mr. George D. Johnson, Jr. and Mr. William M. Webster, IV who continued to serve as Directors: Ms. Claire L. Arnold, Mr. Stephen K. Benjamin, Mr. Robert H. Chapman, III, Mr. Thomas E. Hannah, and Mr. W. Olin Nisbet. Moreover, the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee of the Board of Directors were established on July 21, 2004. In this Proxy Statement, the words "Board," "Board of Directors," "Directors," "Audit Committee," "Compensation Committee," and "Nominating and Corporate Governance Committee" refer to the Board and Committees established on July 21, 2004.

SHARES OUTSTANDING AND VOTING RIGHTS

        Only stockholders of record at the close of business on April 1, 2005 are entitled to vote at our Annual Meeting of Stockholders. The only outstanding voting stock of the Company is our common stock, par value $.01 per share (the "Common Stock"), of which 83,958,270 shares were outstanding as of the close of business on April 1, 2005. Each share of Common Stock is entitled to one vote.

        The seven nominees who receive the highest number of affirmative votes will be elected as Directors. For this purpose, only the affirmative votes from the holders of the shares of the Common Stock that are present in person or represented by proxy and entitled to vote at the meeting will be counted. In general, stockholder approval of any other matter requires the affirmative vote of the holders of a majority of the shares of the Common Stock that are present in person or represented by proxy and entitled to vote at the meeting. Abstentions, directions to withhold authority, and broker non-votes are counted as shares present in the determination of whether the shares of Common Stock represented at the meeting constitute a quorum. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders. Thus, an abstention from voting on a matter has the same legal effect as a vote against that matter. Broker non-votes and directions to withhold authority are counted as present, but are deemed not entitled to vote on proposals for which brokers do not have discretionary authority and, therefore, have no effect other than to reduce the number of affirmative votes needed to approve a proposal. An automated system administered by our transfer agent will be used to tabulate the votes.

1.     ELECTION OF OUR BOARD OF DIRECTORS

        Seven Directors are to be elected at the meeting. We have designated the persons named below as nominees for election as Directors. If elected, they will serve for a term expiring at the annual meeting of stockholders in 2006. All of the nominees are serving as Directors as of the date of this Proxy Statement.

        Unless you otherwise instruct us, your properly executed proxy that is returned in a timely manner will be voted for election of these seven nominees. If, however, any of these nominees should be unable or should fail to act as a nominee because of an unexpected occurrence, your proxy will be voted for such other person as the holders of your proxy, acting in their discretion, may determine. In the alternative, the Board of Directors may reduce the number of Directors to be elected.

        Biographical information concerning our seven nominees is presented below.

        George D. Johnson, Jr., age 62, is one of our co-founders and has served as a Director since our inception in 1997. Mr. Johnson has served as the Chairman of our Board of Directors since July 2004. Mr. Johnson has over 30 years of experience developing and managing various businesses. Mr. Johnson has served as Chief Executive Officer and a director of Extended Stay America, Inc. from January 1995 through May 2004. Mr. Johnson is the former President of the Consumer Products Division of Blockbuster Entertainment Group, a division of Viacom Inc. In this position he was responsible for all U.S. video and music locations. He was formerly the managing general partner of WJB Video, the largest Blockbuster franchisee that developed over 200 video locations prior to a merger with Blockbuster in 1993. Mr. Johnson is also the managing member of American Storage, LLC, a chain of 28 self-storage facilities located in the Carolinas and Georgia. He formerly served as a director of Viacom Inc., AutoNation, Inc., Blockbuster Entertainment Corporation, Boca Resorts, Inc., Norfolk Southern Corporation and as Chairman of the board of Home Choice Holdings, Inc. Mr. Johnson currently serves on the board of directors of Duke Energy Corporation. He has also served as chairman of the board of Johnson Development Associates, Inc., a real estate management, leasing and development company controlling approximately four million square feet of commercial, retail and industrial property located in the Carolinas and Georgia, since it was founded in 1986. Mr. Johnson practiced law in Spartanburg, South Carolina from 1967 until 1986 and served three terms in the South Carolina House of Representatives.

        William M. Webster, IV, age 47, co-founded our Company with Mr. Johnson. Mr. Webster has served as our Chief Executive Officer since our inception, and had served as Chairman of our Board of Directors from January 2000 until July 2004, when Mr. Johnson was elected to serve as our Chairman. From May 1996 to May 1997, Mr. Webster served as Executive Vice President of Education Management Corporation and was responsible for corporate development, human resources, management information systems, legal affairs and government relations. From October 1994 to October 1995, Mr. Webster served as Assistant to the President of the United States and Director of Scheduling and Advance. Mr. Webster served as Chief of Staff to U.S. Department of Education Secretary Richard W. Riley from January 1993 to October 1994. From November 1992 to January 1993, Mr. Webster was Chief of Staff to Richard W. Riley as part of the Presidential Transition team. From 1983 to 1992, Mr. Webster served as President of Carabo, Inc., which owned and operated 27 Bojangles Chicken and Biscuit restaurants in South Carolina. Mr. Webster currently serves on the board of directors of LKQ Corporation.

        Claire L. Arnold, age 58, has served as a Director since July 2004. Ms. Arnold was a co-founder of Leapfrog Services, Inc., an information technology outsourcing company, and has served as its Chief Executive Officer since June 1998. Ms. Arnold currently serves on the board of directors of Ruby Tuesday, Inc. and Schweitzer-Mauduit International, Inc. From 1997 to 2004, Ms. Arnold served on the board of directors of International Multifoods, Inc.

        Stephen K. Benjamin, age 35, has served as a Director since July 2004. Mr. Benjamin is the founder of and a principal in The Law Offices of Stephen K. Benjamin, P.A., a business law firm located in Columbia, South Carolina, and has served as a practicing attorney since September 2001. From

January 1999 to September 2001, Mr. Benjamin served as the director of the South Carolina Department of Probation, Parole, and Pardon Services.

        Robert H. Chapman, III, age 53, has served as a Director since July 2004. Since December 2003, Mr. Chapman has served as the Chairman of the board and Chief Executive Officer of Inman Mills, a textile manufacturer. Prior to becoming its Chief Executive Officer, Mr. Chapman served as the President and Treasurer of Inman Mills from January 1991 to December 2003. Since November 2003, Mr. Chapman has served as the Chief Executive Officer of Bumper2Bumper Media, Inc., an advertising and marketing company. Mr. Chapman also serves as a director of Bumper2Bumper Media, Inc. Mr. Chapman currently serves on the board of directors of Tuscarora Yarns, Inc. and on the South Carolina Advisory Board of Liberty Mutual Insurance Company.

        Thomas E. Hannah, age 66, has served as a Director since July 2004. Since September 1999, Mr. Hannah has served as the President and Chief Executive Officer of USLC, Southport Sourcing, a manufacturer of men's garments. Mr. Hannah currently serves on the board of directors of Carolina Dye Works.

        W. Olin Nisbet, age 40, has served as a Director since July 2004. Mr. Nisbet is a founding partner of Lions Gate Capital, LLC, an investment management company, and has served as a Portfolio Manager since the firm's inception in 2004. From 2002 to 2004, Mr. Nisbet served as an Analyst for Porter, Felleman, Inc., an investment management company. From 1992 to 2001, Mr. Nisbet was employed by Morgan Stanley's Investment Banking Department, most recently as an Executive Director. Mr. Nisbet currently serves on the board of directors of Starlite Media, LLC.

We recommend that you vote "FOR" the election
of each of the nominees for Director.

CORPORATE GOVERNANCE

        We operate within a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct, implementing and meeting legal standards, and assuring compliance with these responsibilities and standards. We regularly monitor developments in the area of corporate governance. The Sarbanes-Oxley Act of 2002 establishes, or provides the basis for, a number of corporate governance standards and disclosure requirements. In addition, we adhere to the New York Stock Exchange ("NYSE") corporate governance and listing requirements. Our Board of Directors has initiated actions and established measures consistent with these responsibilities and standards.

  •
  We have adopted a set of Corporate Governance Guidelines, including specifications for Director qualification, responsibility, selection, evaluation, and retirement age, board committees and composition, and selection and evaluation of our chief executive officer.

  •
  We have adopted a Code of Ethics for Principal Executive Officer and Senior Financial Officers, violations of which are to be reported to our Chief Compliance Officer or any member of our Audit Committee.

  •
  We operate under an omnibus Code of Ethics and Business Conduct that includes provisions ranging from restrictions on gifts to addressing conflicts of interest.

  •
  We comply with and operate in a manner consistent with legislation prohibiting extensions of credit in the form of a personal loan to or for our directors and executive officers.

        You can access all of our current committee charters, Corporate Governance Guidelines, and Code of Business Conduct and Ethics under the "Corporate Governance" section of the "Investor Relations" tab of our website at www.advanceamericacash.com.

Independent Directors

        Our Board annually reviews the relationships that each Director has with us (either directly or as a partner, stockholder, or officer of an organization that has a relationship with us, and other than in his or her capacity as a Director). Prior to each annual review, all Directors provide the Nominating and Corporate Governance Committee information regarding their relationships with us. Following each annual review, only those Directors who the Board affirmatively determines have no material relationship with us and who meet the standard of independence prescribed under the listing standards of the NYSE or under applicable law, are deemed to be Independent Directors. In the event that a Director becomes aware of any change in circumstances that may result in that Director no longer being considered independent, he or she is obligated to promptly inform the chairperson of the Nominating and Corporate Governance Committee.

  •
  The Board of Directors has determined that Ms. Arnold and Messrs. Chapman, Hannah, and Nisbet, constituting a majority of our Directors, are "independent" under the applicable rules of the NYSE and have no material relationship with us.

  •
  Our non-management Directors hold formal "executive session" meetings, which are separate from management, on a regularly scheduled basis and at least twice per year. The chairperson of the Nominating and Corporate Governance Committee (the "Lead Non-Management Director") presides at these executive sessions. In the absence of the Lead Non-Management Director, another non-management Director designated by the non-management Directors presides at these executive sessions.

Meeting and Committees of the Board of Directors

        Our Board has established three separately designated standing committees. They are the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The functions and membership of each Committee are described below. Since July 21, 2004, the Board of Directors held five (5) meetings. Except for one meeting of our Board of Directors at which Mr. Hannah was absent, all of our Directors attended each meeting during 2004. The Board acted by unanimous written consent three times since July 21, 2004. During 2004, the Audit Committee held one meeting and the Compensation Committee met four times. The Nominating and Corporate Governance Committee did not meet in 2004. In 2004, no Director participated in less than 75% of the aggregate of all actions of the Board and all actions of committees of the Board on which that Director served. Because this is our first annual meeting of stockholders as a publicly traded company, our current Board of Directors has not yet had occasion to attend an annual meeting. We expect that our Directors generally will attend our annual meeting of stockholders.

  Audit Committee

        Our Board of Directors has established an Audit Committee to assist the Board in fulfilling its responsibilities for general oversight of the integrity of our consolidated financial statements, compliance with legal and regulatory requirements, the independent auditors' qualifications and independence, the performance of independent auditors and our internal audit function, and our risk assessment and risk management. The duties of the Audit Committee include:

  •
  appointing, evaluating, and determining the compensation of our independent auditors;

  •
  reviewing and approving the scope of our annual audit, the audit fee, and our financial statements;

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  reviewing our disclosure controls and procedures, our internal control over financial reporting, our internal audit function, and our corporate policies with respect to financial information;

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  reviewing other risks that may have a significant impact on our financial statements;

  •
  preparing the Audit Committee report for inclusion in our annual proxy statement;

  •
  establishing procedures for the receipt, retention and treatment of complaints regarding our accounting and auditing matters; and

  •
  evaluating annually the Audit Committee charter and the committee's performance.

        The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from us for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties. PricewaterhouseCoopers LLP, our independent auditors, reports directly to the Audit Committee. Our internal audit group reports periodically throughout the year directly to the Audit Committee.

        The Audit Committee currently consists of Messrs. Chapman, Hannah, and Nisbet, with Mr. Hannah serving as Chairman. All of the Audit Committee members satisfy the independence and financial literacy requirement of the NYSE. Our Board has determined that Mr. Hannah satisfies the requirements for accounting or related financial management expertise under the rules and regulations of the U.S. Securities and Exchange Commission ("SEC") and NYSE.

        Our Board of Directors has adopted an Audit Committee Charter. A copy of the Audit Committee Charter is included as Appendix A to this Proxy Statement and is available on our website at www.advanceamericacash.com. The Audit Committee also has adopted Procedures Established by the Audit Committee for Receipt, Retention and Treatment of Complaints and Concerns Regarding Accounting, Internal Accounting Controls and Auditing Matters to enable confidential and anonymous reporting to the Audit Committee.

  Compensation Committee

        Our Compensation Committee discharges our Board of Directors' responsibilities relating to compensation of our Chief Executive Officer and other executive officers, produces an annual report on executive compensation for inclusion in our annual proxy statement, and provides general oversight of compensation structure, including our equity compensation plans and benefit programs. Specific duties and responsibilities of the Compensation Committee include:

  •
  reviewing and approving objectives relevant to executive officer compensation;

  •
  evaluating performance and determining the compensation of our Chief Executive Officer and other executive officers in accordance with those objectives;

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  approving and amending our equity compensation plans (subject to stockholder approval, if required); and

  •
  evaluating annually the Compensation Committee's charter and the committee's performance.

        The Compensation Committee currently consists of Mr. Chapman, as Chairman, Ms. Arnold, and Mr. Nisbet. All members of the Compensation Committee meet the appropriate tests for independence. The Compensation Committee operates under a formal charter that governs its duties and standards of performance, a copy of which is available on our website at www.advanceamericacash.com.

  Compensation Committee Interlocks and Insider Participation

        None of the members of the Compensation Committee is or has ever been one of our officers or employees. No interlocking relationship exists between our Board of Directors or Compensation Committee and the board of directors or compensation committee of any other entity, nor has any interlocking relationship existed in the past.

  Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee currently consists of Ms. Arnold, as Chairman, and Messrs. Benjamin, and Hannah. A majority of the members of the Nominating and Corporate Governance Committee meet the appropriate tests for independence. In accordance with the transitional rules of the NYSE, we anticipate that all members of our Nominating and Corporate Governance Committee will be "independent" under the applicable rules of the NYSE and have no material relationship with us within a year of our NYSE listing date, December 15, 2004. The Nominating and Corporate Governance Committee operates under a formal charter that governs its duties and standards of performance, a copy of which is available on our website at www.advanceamericacash.com.

        The Nominating and Corporate Governance Committee's responsibilities include:

  •
  identifying and recommending to our Board of Directors individuals qualified to serve as our directors and as members of committees of the Board, including persons suggested by our stockholders or others;

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  developing and annually reviewing our corporate governance principles;

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  advising our Board of Directors with respect to the structure and membership of other Board committees;

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  annually reviewing Director compensation;

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  overseeing the annual self-evaluations of our Board and its committees; and

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  evaluating annually the Nominating and Corporate Governance Committee charter and the committee's performance.

Selection of New Directors

        Our Board of Directors is responsible for nominating members for election to the Board and for filling vacancies on the Board that may occur between annual meetings of stockholders. Our Nominating and Corporate Governance Committee is responsible for identifying, screening and recommending candidates to the Board for Board membership. With respect to incumbent Directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews those Directors' overall service to the Company during their term, including their level of participation, quality of performance, and any transactions by those Directors with the Company during their term. With respect to new Director candidates, the Nominating and Governance Committee first determines whether the nominee meets our standard of independence and then determines whether the candidate meets our criteria for Board membership, given the composition and needs of the Board at that time. The Committee uses its network of contacts to obtain the names of potential candidates, and may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee also considers candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not alter the manner in which it evaluates candidates, including the minimum criteria set forth below under the heading "Board Membership Criteria," based on whether the candidate was recommended by a stockholder or was identified by some other means.

        To have a candidate considered by the Nominating and Corporate Governance Committee, a stockholder must submit the recommendation in writing and must include the following information: (1) the name of the stockholder and evidence of the person's ownership of Company stock; and (2) the name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Director of the Company, and the candidate's consent to be named as a Director if selected by the Nominating and Corporate Governance Committee and nominated by the Board of Directors. The stockholder recommendation and information described above must be sent to the Corporate Secretary of the Company at 135 North Church Street, Spartanburg, South Carolina 29306.

        The Nominating and Corporate Governance Committee will accept recommendations of Director candidates throughout the year; however, in order for a recommended candidate to be considered for nomination to stand for election at an upcoming annual meeting of stockholders, the recommendation must be received by the Corporate Secretary of the Company not less than 120 days prior to the anniversary date of the Company's most recent annual meeting of stockholders.

Board Membership Criteria

        At a minimum, a nominee for Director must demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board's oversight of the business and affairs of the Company and have a reputation for honest and ethical conduct in both his or her professional and personal activities. Nominees for Director are selected on the basis of, among other appropriate factors, experience, knowledge, skills, expertise, diversity of backgrounds, character, business judgment, integrity, ability to make independent analytical inquiries, understanding of the Company's business environment, and willingness and ability to devote adequate time and effort to Board responsibilities. The Nominating and Corporate Governance Committee is responsible for assessing the appropriate balance of criteria required of Board members.

Communicating with Directors

        Any interested party desiring to communicate with any Director (including the Lead Non-Management Director and the other non-management Directors) regarding the Company may directly contact the Director by submitting communications in writing to the Director or Directors in care of the: Corporate Secretary, Advance America, Cash Advance Centers, Inc., 135 North Church Street, Spartanburg, SC 29306. All communications received in this manner will be opened by the office of the Corporate Secretary for the sole purpose of determining whether the contents represent a message to our Directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board of Directors or any group or committee of Directors, the office of the Corporate Secretary will make sufficient copies of the contents to send a copy of the contents to each Director who is a member of the group or committee to which the communication is addressed.

        In accordance with rules promulgated by the SEC, the information included under the captions "Report of the Audit Committee," "Report of the Compensation Committee," and "Performance Graph" will not be deemed to be filed or to be proxy soliciting material or incorporated by reference in any prior or future filings by us under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act").

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee operates under a written charter adopted by the Board of Directors. All members of the Audit Committee meet the independence standards and other criteria established by the New York Stock Exchange.

        The Audit Committee assists the Board of Directors in fulfilling its responsibility to oversee management's implementation of Advance America's financial reporting process. In discharging its oversight role, the Audit Committee reviewed and discussed with management and PricewaterhouseCoopers LLP, the Company's independent auditors, the audited financial statements of Advance America as of and for the year ended December 31, 2004. Management of Advance America is responsible for those financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America.

        The Audit Committee met privately with PricewaterhouseCoopers LLP and discussed issues deemed significant by the auditor, including those required by Statements on Auditing Standards No. 61, Communication With Audit Committees, and Statement on Auditing Standards No. 90, Communications with Audit Committees, as amended. In addition, the Audit Committee received from PricewaterhouseCoopers LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1, and the Audit Committee has discussed with PricewaterhouseCoopers LLP its independence from Advance America and its management. The Audit Committee also considered whether the provision of non-audit services by PricewaterhouseCoopers LLP was compatible with maintaining its independence.

        Based upon the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be filed with Advance America's Annual Report on Form 10-K for the year ended December 31, 2004.

By the Audit Committee:
Thomas E. Hannah Robert H. Chapman, III W. Olin Nisbet

2.     APPOINTMENT OF OUR INDEPENDENT AUDITORS

        Subject to your ratification, the Audit Committee of our Board of Directors has selected the accounting firm of PricewaterhouseCoopers LLP to serve as our independent auditors for 2005. PricewaterhouseCoopers LLP has served as our independent auditors since the formation of our Company and also has provided non-audit services from time to time.

        We are not required to submit the appointment of our independent auditors to a vote of our stockholders. However, the Audit Committee has recommended that our Board of Directors submit this matter to our stockholders as a matter of good corporate practice. If our stockholders fail to ratify this appointment, the Audit Committee will reconsider whether to retain PricewaterhouseCoopers LLP, and may retain that firm or another without re-submitting the matter to our stockholders. Even if our stockholders ratify the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Audit Fees

        Fees and expenses for professional services provided during the years ended December 31, 2004 and 2003 were $1,929,035 and $216,906, respectively. Fees and expenses for 2004 included $429,035 for the audit of our consolidated financial statements for the year ended December 31, 2004, and $1,500,000 for audits of our consolidated financial statements for the years ended December 31, 2003 and 2002 and the six months ended June 30, 2004, which were required in connection with our IPO. Fees and expenses for 2003 related to the audit of our consolidated financial statements for the year ended September 30, 2003.

Audit-related Fees

        Fees and expenses for professional services provided during the years ended December 31, 2004 and 2003 were $927,955 and $271,980, respectively. Audit-related fees consist of Statement on Auditing Standards No. 70, "Reports on the Processing of Transactions by Service Organizations," systems audits and employee benefit plan audits and, in 2004, $768,790 for professional services related to our IPO.

Tax Services

        The aggregate fees and expenses of PricewaterhouseCoopers LLP billed to us in 2003 and 2004 for tax services was $376,510 and $282,812, respectively.

All Other Fees

        The aggregate fees and expenses billed to us for the years ended December 31, 2004 and 2003 for all other services, which consisted of a subscription to research services, were $1,575 and $1,470, respectively.

        All audit and non-audit services provided by PricewaterhouseCoopers LLP are approved by the Audit Committee, which considers whether the provision of non-audit services is compatible with maintaining the auditor's independence.

        Representatives of PricewaterhouseCoopers LLP will be available at the annual meeting to respond to your questions. They have advised us that they do not presently intend to make a statement at the annual meeting, although they will have the opportunity to do so.

We recommend that you vote "FOR" ratification of the appointment of
PricewaterhouseCoopers LLP as independent auditors for 2005.

3.     RATIFICATION OF OUR 2004 OMNIBUS STOCK PLAN

        Our 2004 Omnibus Stock Plan (the "Omnibus Plan") was adopted by our Board of Directors on August 3, 2004, and approved by our pre-IPO stockholders on August 9, 2004. In order to qualify certain awards as "performance-based compensation" within the meaning of Internal Revenue Code Section 162(m), it is necessary for our post-IPO stockholders to ratify the Omnibus Plan. In order to continue to encourage ownership of our Common Stock by our executives, employees, and key personnel and to provide incentives for them to make maximum efforts for the success of our business, the Board of Directors recommends that you vote to ratify the Omnibus Plan. The full text of the Omnibus Plan is include with this Proxy Statement as Appendix B. The description below of the Omnibus Plan is qualified in its entirety by reference to Appendix B.

        If the Omnibus Plan is not approved, the plan will otherwise remain in effect, but we may not be able to treat as a deductible expense for federal income tax purposes certain grants of awards under the plan to certain of our executive officers, notwithstanding that they may be subject to the satisfaction of any quantitative performance standards or to the individual limit.

Description of the Omnibus Plan

        Types of Awards:     There are several types of awards that may be granted under the Omnibus Plan, including the following:

  •
  stock options (both incentive stock options, or ISOs, within the meaning of Section 422 of the Internal Revenue Code, and nonqualified options, which are options that do not qualify as ISOs);

  •
  stock appreciation rights;

  •
  restricted stock;

  •
  phantom stock;

  •
  stock bonus awards; and

  •
  other equity-based awards valued in whole or in part by reference to, or otherwise based on, our Common Stock.

        Shares Subject to the Omnibus Plan.     A total of 4,250,000 shares of our Common Stock are currently reserved for issuance under the Omnibus Plan, subject to equitable adjustment upon certain corporate transactions or events. We have awarded a total of 233,329 shares of restricted stock under the Omnibus Plan. Shares subject to an award that remain unissued upon the cancellation or termination of the award will again become available for award under the Omnibus Plan. Shares subject to an award that are retained by us as payment of the exercise price or tax withholding obligations, previously owned shares surrendered to us as payment of the exercise price of an option, and shares surrendered to us to satisfy tax withholding obligations shall also become available for award under the Omnibus Plan. In addition, to the extent an award is paid or settled in cash, the number of shares previously subject to the award shall again be available for award under the Omnibus Plan.

        Administration; Terms of Awards and Eligibility.     The Omnibus Plan is administered by the Compensation Committee of our Board of Directors. Our officers, employees, and non-employee Directors and third-party consultants are eligible to receive awards under the Omnibus Plan at the discretion of the Compensation Committee. Awards made under the plan will become exercisable or otherwise vest at the times and upon the conditions that the Compensation Committee may determine. The Compensation Committee has the authority to accelerate the vesting and/or exercisability of any outstanding award at such times and under such circumstances as it deems appropriate. The Omnibus

Plan may be amended by our Board of Directors, subject to stockholder approval where necessary to satisfy legal or regulatory requirements.

        Term of the Omnibus Plan.     The Omnibus Plan will terminate not later than the tenth anniversary of its adoption. Awards granted before the termination of the Omnibus Plan may extend beyond that date in accordance with their terms.

        Performance-Based Compensation.     The Omnibus Plan is intended to permit the grant of "performance-based" compensation within the meaning of Section 162(m) of the Internal Revenue Code, which generally limits the deduction that we may take for compensation of our five most senior executive officers. Under Section 162(m), certain compensation, including compensation based on the attainment of performance goals, will not be subject to this limitation if certain requirements are met. The vesting of awards that are intended to qualify as performance-based compensation may be based upon business criteria such as return on total stockholder equity, earnings or book value per share of common stock, net income (before or after taxes), earnings before all or any interest, taxes, depreciation and/or amortization, return on assets, capital or investment, market share, cost-reduction goals, earnings from continuing operations, levels of expense, costs or liabilities, operating profit, sales or revenues, stock-price appreciation, total stockholder return, implementation or completion of critical projects or processes, or combinations of those criteria.

        Previous Grants of Awards.     As of the date of this Proxy Statement, we have granted a total of 233,329 restricted shares of Common Stock under the Omnibus Plan to Messrs. Egeland and Hill, to our non-employee Directors, other than the Chairman of the Board, and to certain of our other employees. This restricted stock will generally vest over a three-year period, with one-third vesting in each year. During the restricted period, any dividends on the restricted stock will be held in trust, and the Company will have the right to vote the restricted stock, pending the vesting of these shares. The following table reflects the number of awards granted in 2004:

2004 Omnibus Stock Plan

Name and Position	Dollar Value ($) (1)	Number of Shares of Restricted Stock
William M. Webster, IV, Chief Executive Officer	0	0
John T. Egeland, President	999,990	66,666
John I. Hill, Executive Vice President and Chief Financial Officer	999,990	66,666
All executive officers as a group	1,999,980	133,332
All non-employee Directors as a group	150,000	10,000
Company employees other than executive officers, as a group	1,349,955	89,997

(1)
Based on the IPO-price of $15.00 per share.

        Federal Income Tax Consequences.     Stock option grants under the Omnibus Plan may be intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code (the "Tax Code") or may be non-qualified stock options governed by Section 83 of the Tax Code. Generally, no federal income tax is payable by a participant upon the grant of a stock option at fair market value and no deduction is taken by the Company. Under current tax laws, if a participant exercises a non-qualified stock option granted at fair market value, he or she will have taxable income equal to the difference between the market price of the common stock on the exercise date and the price paid to exercise the option. The Company will be entitled to a corresponding deduction on its income tax return. A participant will have no taxable income upon exercising an incentive stock option after the applicable holding periods have been satisfied (except that alternative minimum tax may apply), and the Company will receive no deduction when an incentive stock option is exercised. The treatment for a disposition by a participant of shares acquired through the exercise of an option depends on how long the shares were held and on whether the shares were acquired by exercising an incentive stock option or a non-qualified stock option. The Company may be entitled to a deduction in the case of a disposition of shares acquired under an incentive stock option before the applicable holding periods have been satisfied.

        Restricted stock and restricted stock units are also governed by Section 83 of the Tax Code. Generally, no taxes are due when the award is initially made, but the award becomes taxable when it is no longer subject to a "substantial risk of forfeiture" (i.e., becomes vested or transferable). Income tax is paid on the value of the stock or units at ordinary rates when the restrictions lapse, and then at capital gain rates when the shares are sold.

        As described above, awards granted under the Omnibus Plan may qualify as "performance-based compensation" under Section 162(m) in order to preserve federal income tax deductions by the Company with respect to annual compensation required to be taken into account under Section 162(m) that is in excess of $1 million and paid to one of the Company's five most highly compensated executive officers. To so qualify, options and other awards must be granted under the Omnibus Plan by a committee consisting solely of two or more "outside directors" (as defined under Section 162 regulations) and satisfy the Omnibus Plan's limit on the total number of shares that may be awarded to any one participant during any calendar year. In addition, for awards other than options to qualify, the grant, issuance, vesting or retention of the award must be contingent upon satisfying one or more of the performance criteria described above, as established and certified by a committee consisting solely of two or more "outside directors."

We recommend that you vote "FOR" the ratification
of the 2004 Omnibus Stock Plan.

OTHER MATTERS

        We know of no matters to be brought before the annual meeting other than those described above. If any other business should come before the meeting, we expect that the persons named in the enclosed proxy will vote your shares in accordance with their best judgment on that matter.

PRINCIPAL STOCKHOLDERS

        The following table sets forth, as of April 1, 2005, certain information regarding the beneficial ownership of our Common Stock by:

  •
  each of our Directors;

  •
  each of our executive officers;

  •
  all of our executive officers and Directors as a group; and

  •
  each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock.

        There were approximately 146 record holders and we believe there were approximately 2,400 beneficial holders of Common Stock and 83,958,270 shares of Common Stock outstanding on that date.

	Shares Beneficially Owned
Name(1)
	Number(2)	Percent
Directors and Executive Officers:
Claire L. Arnold	12,000	*
Stephen K. Benjamin	3,250	*
Robert H. Chapman, III	14,500	*
John T. Egeland	157,660	*
Thomas E. Hannah	10,000	*
John I. Hill	66,666	*
George D. Johnson, Jr. (3)	10,729,417	12.8
W. Olin Nisbet (4)	52,000	*
William M. Webster, IV	4,626,693	5.5
All Directors and executive officers as a group (9 persons)	15,672,186	18.7
5% or More Stockholders:
Dean L. Buntrock (5)	5,773,810	6.9
AAI/GDJ, III Trust dated 4/21/98 (6)	4,633,629	5.5
AAI/SPJ Trust dated 4/21/98 (7)	4,633,629	5.5
Brenda B. McKenzie (8)	4,465,335	5.3
Daniel C. Breeden, Jr. (9)	924,779	1.1

*
Represents less than 1% of our outstanding Common Stock

(1)
Unless otherwise indicated, the address of each of our Directors and named executive officers and of each beneficial owner of more than 5% of the outstanding shares of our Common Stock is c/o Advance America, Cash Advance Centers, Inc., 135 North Church Street, Spartanburg, South Carolina 29306.

(2)
Shares are considered beneficially owned, for the purpose of this table only, if held by the person indicated, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote, to direct the voting of and/or to dispose of or to direct the disposition of such security, or if the person has the right to acquire beneficial ownership within 60 days, unless otherwise indicated in these footnotes. Accordingly, if the person indicated disclaims the beneficial ownership of shares beneficially owned by a relative, such shares are excluded from this table, unless otherwise indicated in these footnotes.

(3)
The shares shown as beneficially owned by Mr. Johnson are held by the George D. Johnson, Jr. Revocable Trust dated July 17, 2001, for which Mr. Johnson is the grantor and beneficiary and serves as trustee, and by Wyoming Associates, a company controlled by Mr. Johnson. The shares shown do not include 2,242,111 shares held by the Irrevocable Trust dated March 15, 1999, for which Mr. Johnson serves as trustee and disclaims beneficial ownership.

(4)
The shares shown as beneficially owned by Mr. Nisbet include 50,000 shares held by a limited liability company controlled in part by Mr. Nisbet. Mr. Nisbet claims ownership in the 50,000 shares only to the extent of his proportionate ownership of the limited liability company.

(5)
The principal address of Dean L. Buntrock is Suite 2242, Oakbrook Terrace Tower, One Tower Lane, Oakbrook Terrace, Illinois 60181.

(6)
The trustee of the AAI/GDJ, III Trust dated 4/21/98 is Dan C. Breeden, Jr. and the beneficiary of the trust is a child of George D. Johnson, Jr. The address of the trust is c/o Dan C. Breeden, Jr., Trustee, 961 E. Main Street, Spartanburg, South Carolina 29302. Mr. Breeden disclaims beneficial ownership of these shares.

(7)
The trustee of the AAI/SPJ Trust dated 4/21/98 is Dan C. Breeden, Jr. and the beneficiary of the trust is a child of George D. Johnson, Jr. The address of the trust is c/o Dan C. Breeden, Jr., Trustee, 961 E. Main Street, Spartanburg, South Carolina 29302. Mr. Breeden disclaims beneficial ownership of these shares.

(8)
The address of Brenda B. McKenzie is 3555 Keith Street, Suite 107, Cleveland, Tennessee 37312.

(9)
The shares shown as beneficially owned by Mr. Breeden include shares owned by DCB Holdings, LLC, a company that Mr. Breeden controls. The shares shown do not include shares reported in the table above as held by the AAI/GDJ, III Trust dated 4/21/98 or the AAI/SPJ Trust dated 4/21/98, nor do they include 2,293,875 shares held by the Susan Phifer Johnson Revocable Trust dated July 17, 2001. Mr. Breeden serves as trustee of each of these trusts and disclaims beneficial ownership of the shares held by each of these trusts.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

        The following table sets forth information, on an annualized basis with respect to salary information, regarding the compensation we paid to our Chief Executive Officer and each of our other executive officers for all the services they rendered to us during the years 2003 and 2004.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
Other Annual Compensation ($)(1)
Name and Principal Position	Year	Salary ($)	Bonus ($)		Restricted Stock Award(s) ($)	All Other Compensation ($)
William M. Webster, IV Chief Executive Officer	2004 2003	350,000 350,000	— 150,000	— —	— —	150,000 150,000	(2) (2)
John T. Egeland President	2004 2003	335,000 319,616	150,000 150,000	— —	999,990(3 —)	— —
John I. Hill Executive Vice President and Chief Financial Officer	2004 2003	240,000 225,000	125,000 125,000	— —	999,990(3 —)	500,000 —	(4)

(1)
SEC rules do not require the reporting of perquisites and other personal benefits to the extent that the aggregate amount of such compensation is the lesser of either $50,000 or 10% of the total annual salary and bonus reported for each named executive officer. Mr. Webster and his family have made personal use of our corporate aircraft. Although we believe that the value of such use is less than $50,000, we are voluntarily reporting that the estimated incremental cost to us of such use was approximately $9,100 in 2003 and $23,000 in 2004.

(2)
Includes Director's fees paid prior to our IPO to Mr. Webster of $150,000 for serving on our Board of Directors in 2003 and 2004. Mr. Webster does not currently receive fees for serving on our Board of Directors.

(3)
A total of 66,666 shares of restricted common stock were owned on December 31, 2004, with an aggregate value of $1,526,651 based on the closing price of our common stock on that date. Dividends are paid on restricted stock but are held in trust pending the vesting of the shares, which generally vest annually as to one-third of the grant over a three-year period.

(4)
Mr. Hill received $500,000 (less applicable withholding taxes) in connection with the Company's initial public offering. Our Board of Directors and the Compensation Committee approved this payment.

Director Compensation

        Our non-employee Directors, other than Mr. Johnson and Mr. Webster, are entitled to receive $50,000 per year and $1,000 for any meeting of the Board or a Board committee that they attend. We also have granted restricted stock to each of our non-employee Directors, other than Mr. Johnson, under the Omnibus Plan. The initial grant for each non-employee Director, other than Mr. Johnson, was for 2,000 shares of restricted stock valued at $30,000 based on the initial public offering price of $15.00 per share, one-third of which will vest on each of the first three anniversaries of the date of grant.

Equity Compensation Plan

        The following table summarizes information about our equity compensation plans as of December 31, 2004. All outstanding awards relate to our Common Stock.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights		Weighted-average exercise price of outstanding options, warrants, and rights		Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by stockholders	233,329	(1)		(1)	4,016,671
Equity compensation plans not approved by stockholders	—		—		—

Total	233,329	(1)	—		4,016,671

(1)
In connection with our initial public offering, we granted, effective upon the closing of the offering, 233,329 restricted shares of common stock under the Omnibus Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our executive officers and Directors, and any other person who owns more than 10% of the Common Stock, to file reports of ownership with the Securities and Exchange Commission. They also are required to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of copies of the forms we received, we note that one of our Directors, Ms. Claire L. Arnold, filed one late report, and we believe that all other filing requirements were complied with during 2004.

REPORT OF THE COMPENSATION COMMITTEE

        Generally, the Compensation Committee determines the compensation of our executive officers. The Compensation Committee consists of three of our Directors who are not officers or employees. The following report is about compensation paid or awarded to our executive officers during 2004 and is furnished by our Directors who comprise the Compensation Committee.

General Policies

        Our compensation program is intended to enable the Company to attract, motivate, reward, and retain the management talent it needs to achieve its corporate objectives in a highly competitive industry, and thereby increase stockholder value. It is our policy to provide incentives to the Company's senior management to achieve both short-term and long-term goals. To attain these goals, our policy is to provide a portion of executive compensation in the form of at-risk, incentive-based compensation, like the Omnibus Plan. We believe that such a policy, which directly aligns the financial interests of management with your financial interests, provides the proper incentives to attract, reward, and retain high quality management. In determining the nature and amounts of compensation for the Company's executive officers, we take into account all factors that we consider relevant, including overall business conditions, the Company's performance in light of those conditions, and the market rates of compensation for executives of similar backgrounds and experience.

        Section 162(m) of the Internal Revenue Code limits the deduction for federal income tax purposes of certain compensation paid by any publicly held corporation to its chief executive officer and its four other highest compensated officers to $1 million per executive (the "$1 million cap"). The $1 million cap does not apply to "performance-based" compensation as defined under Section 162(m). We believe that upon ratification by our stockholders the Omnibus Plan will qualify as a "performance-based" plan that is not subject to the $1 million cap. The other compensation currently paid to the Company's executive officers is not expected to exceed the $1 million cap for any one executive officer.

Cash Compensation

        Cash compensation paid to the Company's executive officers consists primarily of salary. In general, bonuses have been part of our general executive compensation structure.

        We believe, based on general knowledge and experience, that base salaries for the Company's executive officers are generally low relative to (1) cash salaries of similarly sized or otherwise comparable companies, (2) the contributions of the executive officers to the Company's development and growth, and (3) their experience, responsibilities, and achievements. We determine base salaries for executive officers through a subjective assessment of responsibilities and position within the Company, individual performance, and the Company's overall performance. No specific corporate performance measures are considered.

Chief Executive Officer Compensation

        William M. Webster, IV has been the Company's Chief Executive Officer since the Company was founded. Historically, Mr. Webster's annual compensation was determined using the same criteria that we used to determine compensation levels for other corporate officers and was based on our assessment of Mr. Webster's overall performance and on information regarding awards made by similar companies. We believe that Mr. Webster's experience, dedication, and knowledge have been of vital importance to the successful and ongoing growth of the administration and operations of the Company. We did not assign any specific weighting to these factors. In our view, Mr. Webster's 2004 compensation package in place prior to the Company's initial public offering reflected an appropriate balance of (1) the Company's performance in 2004, (2) Mr. Webster's own performance level, and (3) competitive standards. In December 2004, Mr. Webster requested that the Company no longer pay him any cash salary or bonus in view of Mr. Webster's substantial holdings of the Company's Common Stock. As of January 2005, the Company pays Mr. Webster only the amount needed to cover his benefits with the Company. Mr. Webster currently holds no restricted stock or any stock options.

Resricted Stock Awards

        For 2004, we granted restricted shares of Common Stock under the Omnibus Plan to Messrs. Egeland and Hill. Based on the initial public offering price of $15.00 per share, these grants resulted in the issuance of 66,666 shares of Common Stock to Mr. Egeland and 66,666 shares of Common Stock to Mr. Hill. We also granted restricted shares of Common Stock to our non-employee Directors, other than Mr. Johnson and Mr. Webster, resulting in the grant of 2,000 shares of Common Stock to each of our non-employee Directors, other than Mr. Johnson and Mr. Webster, and an aggregate of 89,997 shares of Common Stock to certain of our other employees, based upon the initial public offering price of $15.00 per share. This restricted stock will generally vest over a three-year period, with one-third vesting each year. During the restricted period, any dividends on the restricted stock will be held in trust, and the Company will have the right to vote the restricted stock, pending the vesting of these shares.

By the Compensation Committee:
Robert H. Chapman, III Claire L. Arnold W. Olin Nisbet

PERFORMANCE GRAPH

        The following graph compares the change in the cumulative value of $100 invested for the period beginning on December 15, 2004 (the date of our initial public offering), and ending on December 31, 2004, in: (1) our Common Stock, (2) the Standard & Poor's 500 Index, (3) the Nasdaq Other Financial Index, and (4) the NYSE Financial Sector Index. The values of each investment are based upon the share price appreciation and reinvestment of dividends.

Comparison of Cumulative Return vs.
S&P 500, NASDAQ Other Financial Indices, and NYSE Financial Sector*

	12/15/04	12/31/04
Advance America, Cash Advance Centers, Inc. (AEA)	$100.00	$152.67
Standard & Poor's 500 Index (S&P 500)	$100.00	$100.51
Nasdaq Other Financial Index (IXFN)	$100.00	$103.01
NYSE Financial Sector Index (NYK.ID)	$100.00	$101.71

*
Assumes $100 invested on December 15, 2004 in our Common Stock, the Standard & Poor's 500 Index, the Nasdaq Other Financial Index, and the NYSE Financial Sector Index. Historical results are not necessarily indicative of future performance.

CERTAIN TRANSACTIONS

        In connection with the operation of our business, we have leased airplanes and hangar space from Wyoming Associates, Inc., a company owned by George D. Johnson, Jr., the Chairman of our Board of Directors, and we leased an airplane from Mr. Dean Buntrock, a stockholder and one of our former directors. We paid approximately $1,132,000 in 2004 for the airplanes we leased from Wyoming Associates. Hangar lease payments totaled approximately $79,000 in 2004. We paid approximately $504,000 in 2004 for the airplane we leased from Mr. Buntrock. We believe that the terms of these aircraft and hanger leases were at least as favorable to us as we could have obtained from an unaffiliated third party. Simultaneously with the closing of the initial public offering of our Common Stock in December 2004, we acquired two airplanes from Wyoming Associates and terminated the airplane leases in exchange for our issuance of 686,217 shares of our Common Stock, based on the initial public offering price of $15.00 per share. Our aircraft lease with Mr. Buntrock was terminated effective as of September 1, 2004. We expect to continue to lease hangar space from Wyoming Associates and believe that, at least for the near term, it is more favorable to us to lease that space rather than incur the expense of constructing our own hangar space. Similarly, we expect to continue to use Wyoming Associates' maintenance personnel to service the aircraft acquired by us. Our corporate policy no longer allows for personal use by our personnel of our aircraft, unless that personal use does not result in an incremental cost to us.

        We also leased space for our corporate headquarters in Spartanburg, South Carolina, from Church and Commerce, LLC, an entity whose members included, directly or indirectly, Mr. Johnson, various trusts established for the benefit of members of Mr. Johnson's family, Mr. Webster, Mr. Egeland, Mr. Buntrock, Ms. McKenzie, a stockholder and one of our former directors, and certain other of our stockholders who were selling stockholders in the initial public offering of our Common Stock. Church and Commerce was managed by Johnson Development Associates, Inc., which is controlled by both Mr. Johnson and trusts established for the benefit of his children. We paid Church and Commerce rent in the amount of $976,000 in 2004. We acquired Church and Commerce simultaneously with the closing of the initial public offering of our Common Stock in December 2004 in exchange for our issuance of 38,730 shares of our Common Stock, based on the initial public offering price of $15.00 per share, and our formally assuming the mortgage on the headquarters building and related land of approximately $6.5 million.

        We also have operating leases for three of our payday cash advance centers and warehouse space from companies controlled by or affiliated with Mr. Johnson and members of his family. Total lease payments and related expenses for these leases were approximately $238,000 in 2004. The average monthly rent is approximately the same as for centers leased from third parties. The annual rent per square foot for the warehouse space is $3.37. It is our opinion that the terms of these leases are comparable to those that could be obtained from unaffiliated parties.

        In consideration for the termination of a shareholders agreement among us and our stockholders, and as part of the initial public offering of our Common Stock, the George D. Johnson, Jr. Revocable Trust dated July 17, 2001; the Susan Phifer Johnson Revocable Trust dated July 17, 2001; the AAI/GDJ, III Trust dated 04/21/98; the AAI/SPJ Trust dated 04/21/98; DCB Advance Holdings, LLC; the Irrevocable Trust dated March 15, 1999; William M. Webster, IV; and Lindsay L. Webster have entered into a registration rights agreement with us. Pursuant to that agreement, and after the lock-up agreements pertaining to the initial public offering expire on June 13, 2005, these stockholders may demand that we register under the Securities Act of 1933, as amended, for resale all or a portion of the approximately 36 million shares of our Common Stock owned by them. The holders of a majority of the shares subject to registration rights under the registration rights agreement may select the managing underwriters, subject to our approval, for any offering in which we do not participate. Pursuant to the registration rights agreement, we are required to pay all registration expenses required to register the shares of these stockholders, subject to certain limitations.

        In connection with the initial public offering of our Common Stock in December 2004, we used approximately $68.4 million of our net proceeds from that offering to repay our outstanding subordinated debt. Of that subordinated debt repayment, a total of approximately $5.7 million was paid to an entity owned and controlled by Mr. Johnson, approximately $5.9 million was paid to trusts for the benefit of members of Mr. Johnson's immediate family, approximately $7.0 million was paid to an entity controlled by Mr. Buntrock, approximately $12.7 million was paid to Ms. McKenzie, and approximately $6.6 million was paid to trusts for the benefit of members of Ms. McKenzie's immediate family.

SOLICITATION OF PROXIES

        We will pay the expenses of the preparation of the proxy materials and the solicitation of proxies by our Board of Directors. Proxies may be solicited on behalf of the Company in person or by telephone, e-mail, facsimile or other electronic means by Directors, officers, or Company employees, who will not be compensated for their services. Brokerage firms, banks, fiduciaries, voting trustees, or other nominees will be requested to forward the proxy soliciting material to the beneficial owners of stock held of record by them, and we have engaged Morrow & Company to coordinate that solicitation for a fee of approximately $1,500 plus expenses. The entire cost of the solicitation by our Board of Directors will be borne by us.

SUBMITTING YOUR PROPOSALS FOR THE 2006 ANNUAL MEETING

        According to the rules of the Securities and Exchange Commission, if you want to submit a proposal for inclusion in the proxy material to be distributed by us in connection with our 2006 annual meeting of stockholders, you must do so no later than December 13, 2005. Your proposal should be submitted in writing to the Secretary of the Company at our principal executive offices. In addition, our bylaws require that in order for you properly to bring any business before any meeting of stockholders, including nominations for the election of Directors, you must provide written notice delivered to or mailed and received by the Secretary of the Company at our principal offices not less than 90 days nor more than 120 days prior to anniversary date of the immediately preceding Annual Meeting of Stockholders. In the event that the Annual Meeting is called for a date that is not within 30 days before or after the anniversary date, your notice, in order to be timely, must be received by us no later than the close of business on the tenth (10th) day following the day on which we mailed our notice of the Annual Meeting or gave other disclosure of the meeting date.

GENERAL

        It is important that your proxy be returned promptly. If you are unable to attend the meeting, you are urged, regardless of the number of shares owned, to mark, date, sign, and return without delay your proxy card in the enclosed addressed envelope.

By Order of the Board of Directors
Leigh Anna Hollis Secretary

Appendix A

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS OF
ADVANCE AMERICA, CASH ADVANCE CENTERS, INC.

I.           PURPOSE OF THE COMMITTEE

             The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Advance America, Cash Advance Centers, Inc. (the "Corporation") is to (a) assist the Board's oversight of (i) the integrity of the Corporation's financial statements, (ii) the Corporation's compliance with legal and regulatory requirements, (iii) the Corporation's independent auditors' qualifications and independence, and (iv) the performance of the Corporation's independent auditors and the Corporation's internal audit function, and (b) prepare the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Corporation's annual proxy statement.

II.         COMPOSITION OF THE COMMITTEE

             The Committee shall consist of three or more directors as determined from time to time by the Board. The members of the Committee shall be qualified to serve on the Committee pursuant to the requirements of the New York Stock Exchange (the "NYSE"), and any additional requirements that the Board deems appropriate.

             The chairperson of the Committee shall be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson.

             Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

III.       MEETINGS OF THE COMMITTEE

             The Committee shall meet as often as it determines necessary to carry out its duties and responsibilities, but no less frequently than once every fiscal quarter. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Committee shall meet separately on a periodic basis with (i) management, (ii) the director of the Corporation's internal auditing department or other person responsible for the internal audit function and (iii) the Corporation's independent auditors, in each case to discuss any matters that the Committee or any of the above persons or firms believe warrant Committee attention.

             A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

             The Committee shall maintain minutes of its meetings and records relating to those meetings.

IV.         DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

             In carrying out its duties and responsibilities, the Committee's policies and procedures should remain flexible, so that it may be in a position to best address, react or respond to changing circumstances or conditions. The following duties and responsibilities are within the authority of the Committee and the Committee shall, consistent with and subject to applicable law and rules and regulations promulgated by the SEC, NYSE, or any other applicable regulatory authority:

Selection, Evaluation and Oversight of the Auditors

             (a)        Be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, and each such registered public accounting firm must report directly to the Committee (the registered public accounting firm engaged for the purpose of preparing or issuing an audit report for inclusion in the Corporation's Annual Report on Form 10-K is referred to herein as the "independent auditors");

             (b)        Review and, in its sole discretion, approve in advance the Corporation's independent auditors' annual engagement letter, including the proposed fees contained therein, as well as all audit and, as provided in the Sarbanes-Oxley Act of 2002 (the "Act") and the SEC rules and regulations promulgated thereunder, all permitted non-audit engagements and relationships between the Corporation and such independent auditors (which approval should be made after receiving input from the Corporation's management, if desired). Approval of audit and permitted non-audit services will be made by the Committee or by one or more members of the Committee as shall be designated by the chairperson of the Committee and the person or persons granting such approval shall report such approval to the Committee at the next scheduled meeting;

             (c)        Review the performance of the Corporation's independent auditors, including the lead partner, and, in its sole discretion, make decisions regarding the replacement or termination of the independent auditors when circumstances warrant;

             (d)        Obtain at least annually from the Corporation's independent auditors and review a report describing:

    (i)
    the independent auditors' internal quality-control procedures;

    (ii)
    any material issues raised by the most recent internal quality- control review, or peer review, of the independent auditors, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

    (iii)
    all relationships between the independent auditors and the Corporation;

             The Committee should present its conclusions with respect to the above matters, as well as its review of the lead partner, and its views on whether there should be a regular rotation of the independent auditors, to the Board.

             (e)        Evaluate the independence of the Corporation's independent auditors by, among other things, monitoring compliance by the Corporation and its independent auditors with the applicable auditor independence requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder;

Oversight of Annual Audit and Quarterly Reviews

             (f)         Review and discuss with the independent auditors their annual audit plan, including the timing and scope of audit activities, and monitor such plan's progress and results during the year;

             (g)        Review with management, the Corporation's independent auditors and the director of the Corporation's internal auditing department, the following information which is required to be reported by the independent auditor:

    (i)
    all critical accounting policies and practices to be used;

    (ii)
    all alternative treatments of financial information that have been discussed by the independent auditors and management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and

    (iii)
    all other material written communications between the independent auditors and management, such as any management letter and any schedule of unadjusted differences;

             (h)        Review with management, the Corporation's independent auditors and, if appropriate, the director of the Corporation's internal auditing department, the following:

    (i)
    the Corporation's annual audited financial statements and quarterly financial statements, including the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and any major issues related thereto;

    (ii)
    major issues regarding accounting principles and financial statements presentations, including any significant changes in the Corporation's selection or application of accounting principles;

    (iii)
    any analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting principles methods on the Corporation's financial statements; and

    (iv)
    the effect of regulatory and accounting initiatives, as well as off- balance sheet structures, on the financial statements of the Corporation;

             (i)         Resolve all disagreements between the Corporation's independent auditors and management regarding financial reporting;

             (j)         Review on a regular basis with the Corporation's independent auditors any problems or difficulties encountered by the independent auditors in the course of any audit work, including management's response with respect thereto, any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management.

Oversight of the Financial Reporting Process and Internal Controls

             (k)        Review:

    (i)
    the adequacy and effectiveness of the Corporation's accounting and internal control policies and procedures on a regular basis, including the responsibilities, budget, compensation and staffing of the Corporation's internal audit function, through inquiry and discussions with the Corporation's independent auditors, management and the director of the Corporation's internal auditing department; and

    (ii)
    any report prepared by management, and attested to by the Corporation's independent auditors, assessing the effectiveness of the

      Corporation's internal control over financial reporting and stating management's responsibility for establishing and maintaining adequate internal control over financial reporting prior to its inclusion in the Corporation's Annual Report on Form 10-K;

             (l)         Review with the chief executive officer, chief financial officer and independent auditors, periodically, the following:

    (i)
    all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Corporation's ability to record, process, summarize and report financial information; and

    (ii)
    any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal control over financial reporting;

             (m)       Discuss guidelines and policies governing the process by which senior management of the Corporation and the relevant departments of the Corporation, including the internal auditing department, assess and manage the Corporation's exposure to risk, as well as the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures;

             (n)        Review with management the Corporation's administrative, operational and accounting internal controls, including any special audit steps adopted in light of the discovery of material control deficiencies;

             (o)        Receive periodic reports from the Corporation's independent auditors, management and director of the Corporation's internal auditing department to assess the impact on the Corporation of significant accounting or financial reporting developments that may have a bearing on the Corporation;

             (p)        Review and discuss with the independent auditors the results of the yearend audit of the Corporation, including any comments or recommendations of the Corporation's independent auditors and, based on such review and discussions and on such other considerations as it determines appropriate, recommend to the Board whether the Corporation's financial statements should be included in the Annual Report on Form 10-K;

             (q)        Establish and maintain free and open means of communication between and among the Committee, the Corporation's independent auditors, the Corporation's internal auditing department and management, including providing such parties with appropriate opportunities to meet separately and privately with the Committee on a periodic basis;

             (r)         Review the type and presentation of information to be included in the Corporation's earnings press releases (especially the use of "pro forma" or "adjusted" information not prepared in compliance with generally accepted accounting principles), as well as financial information and earnings guidance provided by the Corporation to analysts and rating agencies (which review may be done generally (i.e., discussion of the types of information to be disclosed and type of presentations to be made), and the Committee need not discuss in advance each earnings release or each instance in which the Corporation may provide earnings guidance);

Miscellaneous

             (s)         Establish clear hiring policies by the Corporation for employees or former employees of the Corporation's independent auditors;

             (t)         Review legal and regulatory matters, including (i) any matters that may have a material impact on the financial statements of the Corporation and (ii) any matters involving potential or ongoing material violations of law or breaches of fiduciary duty by the Corporation or any of its directors, officers, employees or agents or breaches of fiduciary duty to the Corporation;

             (u)        Prepare the report required by the rules of the SEC to be included in the Corporation's annual proxy statement;

             (v)        Review the Corporation's policies relating to the ethical handling of conflicts of interest and review ongoing and proposed related party transactions (as described by the rules of the SEC) involving the Corporation;

             (w)       Review the Corporation's program to monitor compliance with the Corporation's Code of Conduct, and meet periodically with the Corporation's Compliance Officer to discuss compliance with the Code of Conduct;

             (x)        Establish procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters;

             (y)        Secure independent expert advice to the extent the Committee determines it to be appropriate, including retaining, with or without Board approval, independent counsel, accountants, consultants or others, to assist the Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Corporation;

             (z)        Report regularly to the Board on its activities, as appropriate. In connection therewith, the Committee should review with the Board any issues that arise with respect to the quality or integrity of the Corporation's financial statements, the Corporation's compliance with legal or regulatory requirements, the performance and independence of the Corporation's independent auditors, or the performance of the internal audit function; and

             (aa)      Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

V.          EVALUATION OF THE COMMITTEE

             The Committee shall, on an annual basis, evaluate its performance. The evaluation shall address all matters that the Committee considers relevant to its performance, including a review and assessment of the adequacy of this Charter, and shall be conducted in such manner as the Committee deems appropriate.

             The Committee shall deliver to the Board a report, which may be oral, setting forth the results of its evaluation, including any recommended amendments to this Charter.

VI.        INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

             The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities, and may retain, at the Corporation's expense, such independent counsel or other consultants or advisers as it deems necessary.

* * *

Appendix B

ADVANCE AMERICA, CASH ADVANCE CENTERS, INC.
2004 OMNIBUS STOCK PLAN

1.
Purpose; Establishment.

        The Advance America, Cash Advance Centers, Inc. 2004 Omnibus Stock Plan (the "Plan") is intended to attract and retain employees, non-employee directors and consultants of the Company, to motivate them to achieve long-term Company goals and to further align their interests with those of the Company's stockholders. The Plan was adopted and approved by the Board of Directors effective as of August 3, 2004, and was approved by the stockholders of the Company.

2.
Definitions.

        As used in the Plan, the following definitions apply to the terms indicated below:

  (a)
  "Affiliate" means any entity if, at the time of granting of an Award (A) the Company, directly or indirectly, owns at least 50% of the combined voting power of all classes of stock of such entity or at least 50% of the ownership interests in such entity or (B) such entity, directly or indirectly, owns at least 50% of the combined voting power of all classes of stock of the Company.

  (b)
  "Agreement" shall mean the written agreement between the Company and a Participant evidencing an Award or a notice of an Award delivered to a Participant by the Company.

  (c)
  "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Phantom Stock, Stock Bonus or Other Award granted pursuant to the terms of the Plan.

  (d)
  "Board of Directors" shall mean the Board of Directors of the Company.

  (e)
  "Business Criteria" shall mean (1) return on total stockholder equity; (2) earnings or book value per share of Company Stock; (3) net income (before or after taxes); (4) earnings before all or any interest, taxes, depreciation and/or amortization ("EBIT", "EBITA" or "EBITDA"); (5) inventory goals; (6) return on assets, capital or investment; (7) market share; (8) cost reduction goals; (9) earnings from continuing operations; (10) levels of expense, costs or liabilities; (11) department, division or business unit level performance; (12) operating profit; (13) sales or revenues; (14) stock price appreciation; (15) total stockholder return; (16) implementation or completion of critical projects or processes; or (17) any combination of the foregoing. Where applicable, Business Criteria may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, an Affiliate, or a department, division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Business Criteria may be subject to a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the Business Criteria shall be determined, where applicable, in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; provided that the Committee shall have the authority to make equitable adjustments to the Business Criteria in recognition of unusual or non-recurring events affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

  (f)
  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

  (g)
  "Committee" shall mean a committee of the Board of Directors, which shall consist of two or more persons, each of whom shall qualify as an "outside director" within the meaning of Section 162(m) of the Code and a "nonemployee director" within the meaning of Rule 16b-3.

  (h)
  "Company" shall mean Advance America, Cash Advance Centers, Inc., a Delaware corporation, and, where appropriate, each of its Affiliates.

  (i)
  "Company Stock" shall mean the common stock of the Company, par value $.01 per share.

  (j)
  "Covered Employee" shall have the meaning set forth in Section 162(m) of the Code.

  (k)
  "Effective Date" shall mean August 3, 2004.

  (l)
  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

  (m)
  "Fair Market Value" shall mean, with respect to Company Stock or other property, the fair market value of such Company Stock or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee in good faith, the per share Fair Market Value of Company Stock as of a particular date shall mean (i) the arithmetic mean between the highest and lowest reported sales price per share of Company Stock on the national securities exchange on which the Company Stock is principally traded, for the last preceding date on which there was a sale of such Company Stock on such exchange, or (ii) if the shares of Company Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Company Stock in such over-the-counter market for the last preceding date on which there was a sale of such Company Stock in such market, or (iii) the shares of Company Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

  (n)
  "Incentive Stock Option" shall mean an Option that qualifies as an "incentive stock option" within the meaning of Section 422 of the Code, or any successor provision, and which is designated by the Committee as an Incentive Stock Option.

  (o)
  "Nonqualified Stock Option" shall mean an Option other than an Incentive Stock Option.

  (p)
  "Option" shall mean an option to purchase shares of Company Stock granted pursuant to Section 7 hereof.

  (q)
  "Other Award" shall mean an Award granted pursuant to Section 12 hereof.

  (r)
  "Participant" shall mean an employee, non-employee director or consultant of the Company to whom an Award is granted pursuant to the Plan.

  (s)
  "Phantom Stock" shall mean the right, granted pursuant to Section 10 hereof, to receive in cash or shares the Fair Market Value of a share of Company Stock.

  (t)
  "Restricted Stock" shall mean a share of Company Stock which is granted pursuant to the terms of Section 9 hereof and which is subject to restrictions as set forth in Section 9(d).

  (u)
  "Rule 16b-3" shall mean the Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

  (v)
  "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

  (w)
  "Stock Appreciation Right" shall mean the right to receive, upon exercise of the right, the applicable amounts as described in Section 8 hereof.

  (x)
  "Stock Bonus" shall mean a bonus payable in shares of Company Stock granted pursuant to Section 11 hereof.

  (y)
  "Subsidiary" shall mean a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

3.
Stock Subject to the Plan.

(a)
Shares Available for Awards. The maximum number of shares of Company Stock reserved for issuance under the Plan shall be 4,250,000 shares (subject to adjustment as provided herein), any or all of which may be issued pursuant to Incentive Stock Options. Such shares may be authorized but unissued shares of Company Stock or authorized and issued shares of Company Stock held in the Company's treasury.

(b)
Individual Limitation; Limitation on Certain Awards. The maximum number of shares of Company Stock to which Awards relate that may be granted to any Participant during any calendar year shall not exceed 250,000 shares (subject to adjustment as provided herein).

(c)
Adjustment for Change in Capitalization. In the event that any dividend or other distribution is declared (whether in the form of cash, Company Stock, or other property), or there occurs any recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event, the Committee shall adjust, in its sole and absolute discretion, (1) the number and kind of shares of stock which may thereafter be issued in connection with Awards, (2) the number and kind of shares of stock or other property issued or issuable in respect of outstanding Awards, (3) the exercise price, grant price or purchase price relating to any Award, and (4) the limitations set forth in Sections 3(a) and 3(b); provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code and any regulations thereunder.

(d)
Reuse of Shares. Except to the extent that to do so would prevent the grant of Incentive Stock Options hereunder, the following shares of Company Stock shall again become available for Awards: (1) any shares subject to an Award that remain unissued upon the cancellation, surrender, exchange or termination of such Award without having been exercised or settled; (2) any shares subject to an Award that are retained by the Company as payment of the exercise price or tax withholding obligations with respect to an Award; and (3) a number of shares equal to the number of previously owned shares of Company Stock surrendered to the Company as payment of the exercise price of an Option or to satisfy tax withholding obligations with respect to an Award. In addition, (A) to the extent an Award is paid or settled in cash, the number of shares of Company Stock with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan and (B) in the event of the exercise of a Stock Appreciation Right granted in relation to an Option, the excess of the number of shares subject to the Stock Appreciation Right over the number of shares delivered upon the exercise of the Stock Appreciation Right shall again be available for grants of Awards pursuant to the Plan.

4.
Administration of the Plan.

        The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Company Stock or cash or other property to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may, in its sole and absolute discretion, without amendment to the Plan, (a) accelerate the date on which any Option or Stock Appreciation Right becomes exercisable, (b) waive or amend the operation of Plan provisions respecting exercise after termination of employment (provided that the term of an Option or Stock Appreciation Right may not be extended beyond ten years from the date of grant), (c) accelerate the vesting date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock, Phantom Stock, Stock Bonus or Other Award, and (d) otherwise adjust any of the terms applicable to any such Award in a manner consistent with the terms of the Plan. Notwithstanding anything in the Plan to the contrary, the powers and authority of the Committee shall be exercised by the Board of Directors in the case of Awards made to non-employee directors.

5.
Eligibility.

        The persons who shall be eligible to receive Awards pursuant to the Plan shall be such employees of the Company (including officers of the Company, whether or not they are directors of the Company), consultants to the Company and non-employee directors of the Company, in each case as the Committee (or, in the case of non-employee directors, the Board of Directors) shall select from time to time. The grant of an Award hereunder in any year to any employee, non-employee director or consultant shall not entitle such person to a grant of an Award in any future year.

6.
Awards Under the Plan; Agreement.

        The Committee may grant Options, Stock Appreciation Rights, Restricted Stock, Phantom Stock, Stock Bonuses and Other Awards in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan. Each Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by an Agreement which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable and which are not in conflict with the terms of the Plan. By accepting an Award, a Participant shall be deemed to agree that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Agreement.

7.
Options.

(a)
Identification of Options. Each Option shall be clearly identified in the applicable Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. All Options shall be non-transferable, except by will or the laws of descent and distribution or except as otherwise determined by the Committee with respect to a Nonqualified Stock Option.

(b)
Exercise Price. Each Agreement with respect to an Option shall set forth the amount per share (the "option exercise price") payable by the Participant to the Company upon exercise of the Option.

(c)
Term and Exercise of Options.

(i)
Each Option shall become exercisable at the time determined by the Committee and set forth in the applicable Agreement. At the time of grant of an Option, the Committee may impose such restrictions or conditions to the exercisability of the Option as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals based on one or more Business Criteria. Subject to Section 7(d) hereof, the Committee shall determine the expiration date of each Option, which shall be no later than the tenth anniversary of the date of grant of the Option.

    (ii)
    An Option shall be exercised by delivering the form of notice of exercise provided by the Company. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means: (A) in cash or by personal check, certified check, bank cashier's check or wire transfer; (B) in shares of Company Stock owned by the Participant for at least six months prior to the date of exercise and valued at their Fair Market Value on the effective date of such exercise; or (C) by any such other methods (including broker assisted cashless exercise) as the Committee may from time to time authorize; provided, however, that in the case of a Participant who is subject to Section 16 of the Exchange Act, the method of making such payment shall be in compliance with applicable law. Any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require.

    (iii)
    Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of or for the account of the Participant or other person entitled to receive such shares, and delivered to the Participant or such other person as soon as practicable following the effective date on which the Option is exercised.

  (d)
  Provisions Relating to Incentive Stock Options. Incentive Stock Options may only be granted to employees of the Company and its Affiliates, in accordance with the provisions of Section 422 of the Code. The option exercise price for each Incentive Stock Options shall be equal to or greater then the Fair Market Value of a share of Company Stock on the date of grant. To the extent that the aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company or a Subsidiary shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. For purposes of this Section 7(d), Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted. No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company unless (A) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

  (e)
  Effect of Termination of Employment (or Provision of Services). In the event that the employment of a Participant with the Company (or the Participant's service to the Company) shall terminate for any reason other than (i) cause (as defined in the applicable Agreement), (ii) death or (iii) disability or retirement, each Option granted to such Participant, to the extent that it is exercisable at the time of such termination, shall remain exercisable for the 90 day period following such termination (or for such other period as may be provided by the Committee), but in no event following the expiration of its term. Each Option that remains unexercisable as of the date of such a termination shall be terminated at the time of such termination (except as may be otherwise determined by the Committee). In the event that the employment of a Participant with the Company (or the Participant's service to the Company)

    shall terminate on account of the death of the Participant, each Option granted to such Participant that is outstanding as of the date of death shall become fully exercisable and shall remain exercisable by the Participant's legal representatives, heirs or legatees for the one year period following such termination (or for such other period as may be provided by the Committee), but in no event following the expiration of its term. In the event of the termination of a Participant's employment for cause (as defined in the applicable Agreement), each outstanding Option granted to such Participant shall terminate at the commencement of business on the date of such termination. In the event that the employment of a Participant with the Company (or the Participant's service to the Company) shall terminate on account of the disability or retirement of the Participant (in each case as determined by the Committee), each Option granted to such Participant that is outstanding and vested as of the date of such termination shall remain exercisable by the Participant (or such Participant's legal representatives) for the one year period following such termination (or for such other period as may be provided by the Committee), but in no event following the expiration of its term. Each Option that remains unexercisable as of the date of a termination due to disability or retirement shall be terminated at the time of such termination (except as may be otherwise determined by the Committee).

  (f)
  Leave of Absence. In the case of any Participant on an approved leave of absence, the Committee may make such provision respecting the continuance of the Option while in the employ or service of the Company as it may deem equitable, except that in no event may an Option be exercised after the expiration of its term.

8.
Stock Appreciation Rights.

(a)
A Stock Appreciation Right may be granted in connection with an Option, either at the time of grant or, with respect to a Nonqualified Stock Option, at any time thereafter during the term of the Option, or may be granted unrelated to an Option. At the time of grant of a Stock Appreciation Right, the Committee may impose such restrictions or conditions to the exercisability of the Stock Appreciation Right as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals based on one or more Business Criteria. The term of a Stock Appreciation Right granted without relationship to an Option shall not exceed ten years from the date of grant.

(b)
A Stock Appreciation Right related to an Option shall require the holder, upon exercise, to surrender such Option with respect to the number of shares as to which such Stock Appreciation Right is exercised, in order to receive payment of any amount computed pursuant to Section 8(d). Such Option will, to the extent surrendered, then cease to be exercisable.

(c)
Subject to Section 8(i) and to such rules and restrictions as the Committee may impose, a Stock Appreciation Right granted in connection with an Option will be exercisable at such time or times, and only to the extent that a related Option is exercisable, and will not be transferable except to the extent that such related Option may be transferable.

(d)
Upon the exercise of a Stock Appreciation Right related to an Option, the holder will be entitled to receive payment of an amount determined by multiplying:

(i)
the excess of the Fair Market Value of a share of Company Stock on the date of exercise of such Stock Appreciation Right over the option exercise price specified in the related Option, by

(ii)
the number of shares as to which such Stock Appreciation Right is exercised.

  (e)
  A Stock Appreciation Right granted without relationship to an Option will entitle the holder, upon exercise of the Stock Appreciation Right, to receive payment of an amount determined by multiplying:

  (i)
  the excess of (1) the Fair Market Value of a share of Company Stock on the date of exercise of such Stock Appreciation Right over (2) the greater of the Fair Market Value of a share of Company Stock on the date the Stock Appreciation Right was granted or such greater amount as may be set forth in the applicable Agreement, by

  (ii)
  the number of shares as to which such Stock Appreciation Right is exercised.

  (f)
  Notwithstanding subsections (d) and (e) above, the Committee may place a limitation on the amount payable upon exercise of a Stock Appreciation Right. Any such limitation must be determined as of the date of grant and noted in the applicable Agreement.

  (g)
  Payment of the amount determined under subsections (d) and (e) above may be made solely in whole shares of Company Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or alternatively, in the sole discretion of the Committee, solely in cash or a combination of cash and shares. If the Committee decides that payment will be made in shares of Company Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

  (h)
  In the event that the employment of a Participant with the Company (or the Participant's service to the Company) shall terminate for any reason other than (i) cause (as defined in the applicable Agreement), or (ii) death, each Stock Appreciation Right granted to such Participant, to the extent that it is exercisable at the time of such termination, shall remain exercisable for the 90 day period following such termination (or for such other period as may be provided by the Committee), but in no event following the expiration of its term. Any Stock Appreciation Right that is not exercisable as of the date of such a termination shall be terminated at the time of such termination (except as may be otherwise determined by the Committee). In the event that the employment of a Participant with the Company (or the Participant's service to the Company) shall terminate on account of the death of the Participant, each Stock Appreciation Right granted to such Participant that is outstanding as of the date of death shall become fully exercisable and shall remain exercisable by the Participant's legal representatives, heirs or legatees for the one year period following such termination (or for such other period as may be provided by the Committee), but in no event following the expiration of its term. In the event of the termination of a Participant's employment for cause (as defined in the applicable Agreement), each outstanding Stock Appreciation Right granted to such Participant shall terminate at the commencement of business on the date of such termination.

9.
Restricted Stock.

(a)
Price. At the time of the grant of shares of Restricted Stock, the Committee shall determine the price, if any, to be paid by the Participant for each share of Restricted Stock subject to the Award.

(b)
Vesting Date. At the time of the grant of shares of Restricted Stock, the Committee shall establish a vesting date or vesting dates with respect to such shares. The Committee may divide such shares into classes and assign a different vesting date for each class. Provided that all conditions to the vesting of a share of Restricted Stock are satisfied, and subject to Section 9(h), upon the occurrence of the vesting date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 9(d) shall lapse.

  (c)
  Conditions to Vesting. At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals based on one or more Business Criteria. The Committee may also provide that the vesting or forfeiture of shares of Restricted Stock may be based upon the achievement of, or failure to achieve, certain levels of performance and may provide for partial vesting of Restricted Stock in the event that the maximum level of performance is not met if the minimum level of performance has been equaled or exceeded.

  (d)
  Restrictions on Transfer Prior to Vesting. Prior to the vesting of a share of Restricted Stock, such Restricted Stock may not be transferred, assigned or otherwise disposed of, and no transfer of a Participant's rights with respect to such Restricted Stock, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such shares, and all of the rights related thereto, shall be forfeited by the Participant.

  (e)
  Dividends on Restricted Stock. The Committee in its discretion may require that any dividends paid on shares of Restricted Stock be held in escrow until all restrictions on such shares have lapsed.

  (f)
  Issuance of Certificates. The Committee may, upon such terms and conditions as it determines, provide that (1) a certificate or certificates representing the shares underlying a Restricted Stock award shall be registered in the Participant's name and bear an appropriate legend specifying that such shares are not transferable and are subject to the provisions of the Plan and the restrictions, terms and conditions set forth in the applicable Agreement, (2) such certificate or certificates shall be held in escrow by the Company on behalf of the Participant until such shares become vested or are forfeited or (3) subject to applicable law, the Participant's ownership of the Restricted Stock shall be registered by the Company in book entry form.

  (g)
  Consequences of Vesting. Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 9(d) shall lapse with respect to such share. Following the date on which a share of Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, which may bear a restrictive legend, if the Committee determines such a legend to be appropriate.

  (h)
  Effect of Termination of Employment (or Provision of Services). Except as may otherwise be provided in the applicable Agreement, and subject to the Committee's authority under Section 4 hereof, upon the termination of a Participant's employment (or upon cessation of such Participant's services to the Company) for any reason, any and all shares to which restrictions on transferability apply shall be immediately forfeited by the Participant and transferred to, and reacquired by, the Company. In the event of a forfeiture of shares pursuant to this section, the Company shall repay to the Participant (or the Participant's estate) any amount paid by the Participant for such shares. In the event that the Company requires a return of shares, it shall also have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

10.
Phantom Stock.

(a)
Vesting Date. At the time of the grant of shares of Phantom Stock, the Committee shall establish a vesting date or vesting dates with respect to such shares. The Committee may divide such shares into classes and assign a different vesting date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 10(c) are satisfied, and subject to Section 10(d), upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

  (b)
  Benefit Upon Vesting. Unless otherwise provided in an Agreement, upon the vesting of a share of Phantom Stock, the Participant shall be paid, within 30 days of the date on which such share vests, an amount, in cash and/or shares of Company Stock, as determined by the Committee, equal to the sum of (1) the Fair Market Value of a share of Company Stock on the date on which such share of Phantom Stock vests and (2) the aggregate amount of cash dividends paid with respect to a share of Company Stock during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

  (c)
  Conditions to Vesting. At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals based on one or more Business Criteria.

  (d)
  Effect of Termination of Employment (or Provision of Services). Except as may otherwise be provided in the applicable Agreement, and subject to the Committee's authority under to Section 4 hereof, shares of Phantom Stock that have not vested, together with any dividends credited on such shares, shall be forfeited upon the Participant's termination of employment (or upon cessation of such Participant's services to the Company) for any reason.

11.
Stock Bonuses.

        In the event that the Committee grants a Stock Bonus, a certificate for the shares of Company Stock constituting such Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable.

12.
Other Awards.

        Other forms of Awards ("Other Awards") valued in whole or in part by reference to, or otherwise based on, Company Stock may be granted either alone or in addition to other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of shares of Company Stock to be granted pursuant to such Other Awards, or the conditions to the vesting and/or payment of such Other Awards (which may include, but not be limited to, achievement of performance goals based on one or more Business Criteria) and all other terms and conditions of such Other Awards.

13.
Special Provisions Regarding Certain Awards.

        The Committee may make Awards hereunder to Covered Employees (or to individuals whom the Committee believes may become Covered Employees) that are intended to qualify as performance- based compensation under Section 162(m) of the Code. The exercisability and/or payment of such Awards may be subject to the achievement of performance goals based upon one or more Business Criteria and to certification of such achievement in writing by the Committee. Such performance goals shall be established in writing by the Committee not later than the time period prescribed under Section 162(m) and the regulations thereunder. All provisions of such Awards which are intended to qualify as performance-based compensation shall be construed in a manner to so comply.

14.
Rights as a Stockholder.

        No person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Award until the date of issuance of a stock certificate with respect to such shares. Except for adjustments provided in Section 3(c), no adjustment to any Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

15.
No Employment Rights; No Right to Award.

        Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment by or provision of services to the Company or interfere in any way with the right of the Company, subject to the terms of any separate agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant. No person shall have any claim or right to receive an Award hereunder. The Committee's granting of an Award to a Participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other person.

16.
Securities Matters.

(a)
Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or advisable.

(b)
The transfer of any shares of Company Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Company Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

17.
Withholding Taxes.

        Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever shares of Company Stock are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Company Stock having a value equal to the minimum amount of tax required to be withheld. Such shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award.

18.
Notification of Election Under Section 83(b) of the Code.

        If any Participant shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service.

19.
Notification Upon Disqualifying Disposition Under Section 421(b) of the Code.

        Each Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of shares of Company Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

20.
Amendment or Termination of the Plan.

        The Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required for any such amendment if and to the extent such approval is required in order to comply with applicable law (including, but not limited to, the incentive stock options regulations and any amendments thereto), or stock exchange or automated quotation system listing requirement. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority pursuant to Sections 3 and 4, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant's rights under any outstanding Award.

21.
Transfers Upon Death.

        Upon the death of a Participant, outstanding Awards granted to such Participant may be exercised only by the executor or administrator of the Participant's estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

22.
Expenses and Receipts.

        The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Award may be used for general corporate purposes.

23.
Effective Date and Term of Plan.

        The Plan shall be subject to the requisite approval of the stockholders of the Company. In the absence of such approval, any Awards shall be null and void. Unless earlier terminated by the Board of Directors, the right to grant Awards under the Plan shall terminate on the tenth anniversary of the Effective Date. Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan.

24.
Applicable Law.

        Except to the extent preempted by any applicable federal law, the Plan shall be construed and administered in accordance with the laws of the State of Delaware without reference to its principles of conflicts of law.

25.
Participant Rights.

        No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants.

26.
Unfunded Status of Awards.

        The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

27.
No Fractional Shares.

        No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

28.
Beneficiary.

        A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the Participant's beneficiary.

29.
Severability.

        If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

***

ADVANCE AMERICA,
CASH ADVANCE CENTERS, INC.
c/o National City Bank
Corporate Trust Operations
Locator 5352
P. O. Box 92301
Cleveland, OH 44101-4301

Proxy must be signed and dated below.
Please fold and detach card at perforation before mailing.

ADVANCE AMERICA, CASH ADVANCE CENTERS, INC.	PROXY

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders on May 19, 2005.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting Of Stockholders, a Proxy Statement dated April 12, 2005, and the Annual Report to Stockholders, and hereby appoints George D. Johnson, Jr. and William M. Webster IV as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of Common Stock of Advance America, Cash Advance Centers, Inc. held of record by the undersigned on April 1, 2005, at the Annual Meeting of Stockholders originally to be held on May 19, 2005 and at any adjournment thereof.

Signature

Signature If Held Jointly
Date: , 2005
Please sign exactly as shown hereon. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If partnership, please sign in partnership name by authorized person.

YOUR VOTE IS IMPORTANT

    Regardless of whether you plan to attend the Annual Meeting of
    Stockholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.

    Please fold and detach card at perforation before mailing.

ADVANCE AMERICA, CASH ADVANCE CENTERS, INC.	PROXY

This Proxy will be voted in accordance with specifications made. If no choices are indicated, this Proxy will be voted FOR the election of all of the Nominees, FOR Item 2 and FOR Item 3. The Board of Directors recommends a vote FOR the Nominees listed, FOR the proposal to ratify the action of the Audit Committee in appointing PricewaterhouseCoopers LLP and FOR the proposal to ratify the Company's 2004 Omnibus Stock Plan.

1.	ELECTION OF DIRECTORS
	Nominees:	(01) George D. Johnson, Jr.	(02) William M. Webster IV	(03) Claire L. Arnold	(04) Stephen K. Benjamin
		(05) Robert H. Chapman, III	(06) Thomas E. Hannah	(07) W. Olin Nisbet
☐ FOR all nominees listed above. (except as listed to the contrary below) ☐ WITHHOLD AUTHORITY to vote for all nominees listed above.
To withhold authority to vote for any individual nominee, write that nominee's name or number below:

2.	To ratify the action of the Audit Committee of the Board of Directors in appointing PricewaterhouseCoopers LLP as independent auditors for the Company in 2005.
	☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	To ratify the Company's 2004 Omnibus Stock Plan
	☐ FOR	☐ AGAINST	☐ ABSTAIN
4.	In their discretion, on such other business as may properly come before the meeting.
☐	Check here if you plan to attend the Annual Meeting

IMPORTANT—TO BE SIGNED AND DATED ON THE REVERSE SIDE

QuickLinks

ADVANCE AMERICA, CASH ADVANCE CENTERS, INC. PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS MAY 19, 2005
SHARES OUTSTANDING AND VOTING RIGHTS
1. ELECTION OF OUR BOARD OF DIRECTORS
CORPORATE GOVERNANCE
  Independent Directors
  Meeting and Committees of the Board of Directors
    Audit Committee
    Compensation Committee
    Compensation Committee Interlocks and Insider Participation
    Nominating and Corporate Governance Committee
  Selection of New Directors
  Board Membership Criteria
  Communicating with Directors
REPORT OF THE AUDIT COMMITTEE
2. APPOINTMENT OF OUR INDEPENDENT AUDITORS
  Audit Fees
  Audit-related Fees
  Tax Services
  All Other Fees
3. RATIFICATION OF OUR 2004 OMNIBUS STOCK PLAN
  Description of the Omnibus Plan
      Types of Awards
      Shares Subject to the Omnibus Plan.
      Administration; Terms of Awards and Eligibility.
      Term of the Omnibus Plan.
      Performance-Based Compensation.
      Previous Grants of Awards.
      Federal Income Tax Consequences.
OTHER MATTERS
PRINCIPAL STOCKHOLDERS
EXECUTIVE AND DIRECTOR COMPENSATION
  Executive Compensation
  Director Compensation
  Equity Compensation Plan
  Section 16(a) Beneficial Ownership Reporting Compliance
REPORT OF THE COMPENSATION COMMITTEE
  General Policies
  Cash Compensation
  Chief Executive Officer Compensation
  Resricted Stock Awards
PERFORMANCE GRAPH
CERTAIN TRANSACTIONS
SOLICITATION OF PROXIES
SUBMITTING YOUR PROPOSALS FOR THE 2006 ANNUAL MEETING
GENERAL
  Appendix A
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF ADVANCE AMERICA, CASH ADVANCE CENTERS, INC.
  Appendix B
ADVANCE AMERICA, CASH ADVANCE CENTERS, INC. 2004 OMNIBUS STOCK PLAN
FORM OF PROXY CARD